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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 2, 1996

                    CHASE MANHATTAN CREDIT CARD MASTER TRUST,
           SERIES 1991-1, SERIES 1992-1, SERIES 1995-1, SERIES 1995-2,
          SERIES 1996-1, SERIES 1996-2, SERIES 1996-3 AND SERIES 1996-4
                             (Issuer of Securities)

                         THE CHASE MANHATTAN BANK (USA)
                             (Sponsor of the Trust)

             (Exact name of registrant as specified in its charter)

            DELAWARE                    33-40006                22-2382028
         (State or other               (Commission             (IRS Employer
         jurisdiction of               File Number)          Identification No.)
         incorporation)

         802 DELAWARE AVENUE, WILMINGTON DELAWARE           19801
         (Address of principal executive offices)         (Zip code)

         Registrant's telephone number, including area code: (302) 575-5050

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Item 5. Other Events

         On July 15, 1996, interest in accordance with the Pooling and Servicing Agreement dated as of June 1, 1991, (the "Agreement"), among The Chase Manhattan Bank (USA) and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), was distributed to holders ("Certificateholders") of the Certificates evidencing undivided interests in the Chase Manhattan Credit Card Master Trust, Series 1991-1, Series 1992-1, Series 1995-1, Series 1995-2, Series 1996-1, Series
1996-2, Series 1996-3 and Series 1996-4 in accordance with the Agreement.

         A copy of the monthly Certificateholders' statement is being filed as
Exhibit 20.1 to this Current Report on form 8-K.

         Item 7 (c).  Exhibits

         Exhibit           Description

            20.1 Monthly Certificateholders' statement with respect to the July 15, 1996 distribution to Certificateholders

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CHASE MANHATTAN CREDIT CARD MASTER

                             By:  The Chase Manhattan Bank (USA), as Servicer

                                  By: /s/ Patricia Garvey
                                      -------------------------------------
                                  Name:  Patricia Garvey
                                  Title: Second Vice President

Dated:  August 2, 1996

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                                INDEX TO EXHIBITS

  Exhibit           Description                                          Page

    20.1            Monthly Certificateholders'                            5
                    Statements with respect to the July 15, 1996 distribution to Certificateholders for Series 1991-1, Series 1992-1, Series 1995-1, Series 1995-2, Series 1996-1, Series 1996-2, Series 1996-3 and Series
                    1996-4

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